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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 2, 2005


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                      001-16505              58-2350980
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

               1114 First Avenue                                  10021
               New York, New York                              (Zip Code)
    (Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 2.02         Results of Operations and Financial Condition

On May 2, 2005, The Smith & Wollensky Restaurant Group, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended and the fiscal year ended January 3, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 2, 2005, the Company held a conference call to discuss the selected financial results of the Company for the quarter ended and the fiscal year ended January 3, 2005. A copy of the transcript of the call is attached as Exhibit
99.2 to this Current Report on Form 8-K. The transcript has been selectively edited to facilitate the understanding of the contents of the conference call.

Item 9.01             Financial Statements and Exhibits

(c)      Exhibits

         99.1 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated May 2, 2005

         99.2 Transcript from the earnings conference call of The Smith & Wollensky Restaurant Group, Inc. held on May 2, 2005

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 The Smith & Wollensky Restaurant Group, Inc.


                                 By:   /s/ Alan M. Mandel
                                      ------------------------------------------
                                      Alan M. Mandel
                                      Chief Financial Officer, Executive Vice
                                      President of Finance, Treasurer and
                                      Secretary


Date:   May 3, 2005


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


                                Index to Exhibits
                                -----------------

Exhibit No.     Description of document
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99.1*           Press Release of The Smith & Wollensky Restaurant Group, Inc.
                dated May 2, 2005
99.2*           Transcript from the earnings conference call of The Smith &
                Wollensky Restaurant Group, Inc. held on May 2, 2005
* Filed herewith.


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